RESTATED MICROCHIP TECHNOLOGY INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------


                        AS AMENDED THROUGH APRIL 25, 1997
                        ---------------------------------


       I.         PURPOSE
                  -------

                  The Microchip Technology Incorporated Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code.

      II.         DEFINITIONS
                  -----------

                  For purposes of administration of the Plan, the following terms shall have the meanings indicated:

                  Board means the Board of Directors of the Company.

                  Code means the Internal Revenue Code of 1986, as amended from time to time.

                  Company means Microchip Technology Incorporated, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Microchip Technology Incorporated which shall by appropriate action adopt the Plan.

                  Common Stock means shares of the Company's common stock, par value $0.001 per share.

                  Corporate Affiliate means any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424) which is incorporated in the United States, including any parent or subsidiary corporation which becomes such after the Effective Date.

                  Earnings means the sum of the following items of compensation paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan: (i) regular base salary, plus
(ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Corporate Affiliate plus
(iii) all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. There shall, however, be excluded from the calculation of such Earnings any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Company or one or more Corporate Affiliates under any employee benefit or welfare plan now or hereafter established.

                  Effective Date means March 17, 1993, the start date of the first offering period under the Plan. However, for any Corporate Affiliate which becomes a Participating Company in the Plan after such date, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

                  Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under
Section 3121(a) of the Code.

                  Entry Date means the date an Eligible Employee first joins the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

                  Fair Market Value means the fair market value of the Common Stock on any relevant date under the Plan and shall, for any date following the initial March 17, 1993 Effective Date, be deemed to be equal to the closing selling price per share of Common Stock on the date in question, as officially quoted on the Nasdaq National Market. If there is no quoted selling price for the date in question, then the closing selling price per share of Common Stock on the next preceding day for which there does exist such a quotation shall be determinative of Fair Market Value.

                  Participant means any Eligible Employee of a Participating Company who is actively participating in the Plan.

                  Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board to extend the benefits of the Plan to their Eligible Employees.

                  Semi-Annual Entry Date means the first business day of each March and September within an offering period in effect under the Plan. However, the earliest Semi-Annual Entry Date under the Plan shall be the March 17, 1993 Effective Date.

                  Semi-Annual Period of Participation means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, the first such semi-annual period (which may actually be less than six (6) months for the initial offering period) shall extend from the start date of the offering period through the last business day in August; subsequent semi-annual periods shall then be measured from the first business day of September and March thereafter to the last business day of February and August, respectively.

                  Semi-Annual Purchase Date means the last business day of each February and August within an offering period on which shares of Common Stock are automatically purchased for Participants under the Plan.

                  Service means the period during which an individual performs services as an Eligible Employee and shall be measured from his or her hire date, whether that date is before or after the Effective Date of the Plan.

     III.         ADMINISTRATION
                  --------------

                  The Plan  shall be  administered  by a  committee  (the  "Plan
Administrator") comprised of two (2) or more non-employee Board members appointed from time to time by the Board. The Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

      IV.         OFFERING PERIODS
                  ----------------

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Article IX.

                  B. The Plan shall be implemented in a series of successive offering periods, each to be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date. The initial offering period will begin on the Effective Date and will end on the last business day in February 1995. The next offering period shall commence on the first business day in March 1995, and subsequent offering periods shall commence as designated by the Plan Administrator.

                  C. Under no circumstances shall any offering period commence under the Plan, nor shall any shares of Common Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable statutory and regulatory requirements.

                  D. The Participant shall be granted a separate purchase right for each offering period in which he/she participates. The purchase right shall be granted on the Entry Date on which such individual first joins the offering period in effect under the Plan and shall be automatically exercised in successive semi-annual installments on the last business day of each February and August within the remainder of the offering period. Accordingly, each purchase right may be exercised up to two (2) times each calendar year it remains outstanding.

                  E. The acquisition of Common Stock through plan participation for any offering period shall neither limit nor require the acquisition of Common Stock by the Participant in any subsequent offering period.

       V.         ELIGIBILITY AND PARTICIPATION
                  -----------------------------

                  A. Each Eligible Employee of a Participating Company shall be eligible to participate in the Plan in accordance with the following provisions:

                  - An individual who is an Eligible Employee with at least thirty (30) days of Service prior to the start date of the offering period may enter that offering period on the Semi-Annual Entry Date coincident with such start date or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee. The Semi-Annual Entry Date on which such individual first joins the offering period shall become such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

                  - An individual who is not an Eligible Employee with at least thirty (30) days of Service on the start date of the offering period may subsequently enter that offering period on the first Semi-Annual Entry Date on which he/she is an Eligible Employee with thirty (30) or more days of Service or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee. The Semi-Annual Entry Date on which such individual first joins the offering period shall become such individual's Entry Date for that offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

                  B.  To  participate  for a  particular  offering  period,  the
Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date.

                  C. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Earnings paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                  - The Participant may, at any time during a Semi-Annual Period of Participation, reduce his/her rate of payroll deduction. Such reduction shall become effective as soon as possible after the filing of the requisite reduction form with the Plan Administrator (or its designate), but the Participant may not effect more than one (1) such reduction during the same Semi-Annual Period of Participation.

                  - The Participant may not increase his/her rate of payroll deduction following his/her Entry Date into the offering period. However, the Participant may, prior to his/her Entry Date into any new offering period, increase the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator (or its designate). The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the Participant's Entry Date into the first offering period following the filing of such form.

                  Payroll   deductions   will   automatically   cease  upon  the
termination  of  the  Participant's   purchase  right  in  accordance  with  the
provisions of Section VII below.

      VI.         STOCK SUBJECT TO PLAN
                  ---------------------

                  A. The Common Stock purchasable under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued over the term of the Plan shall not exceed 3,306,000 shares1 (subject to adjustment under Section VI.B below). However, not more than 990,0002 shares may be issued under the Plan from and after March 1, 1995, subject to adjustment under Section VI.B below.

                  B. In the event any change is made to the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan and from and after the March 1, 1995 effective date of this restatement, (ii) the class and maximum number of securities purchasable per Participant during any one (1) Semi-Annual Period of Participation and (iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

     VII.         PURCHASE RIGHTS
                  ---------------

                  An Eligible Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Purchase Price. Common Stock shall be issuable at the end of each Semi-Annual Period of Participation within the offering period at a purchase price equal to eighty-five percent

----------------------------
(1) Adjusted to reflect (i) the 300,000 share increase authorized by the Board on April 25, 1997, subject to stockholder approval at the 1997 Annual Meeting. Should this proposed increase not be approved, then the total number of shares which may be issued over the term of the Plan shall not exceed 3,006,000.
(2) Adjusted to reflect (i) the 300,000 share increase authorized by the Board on April 25, 1997, subject to stockholder approval at the 1997 Annual Meeting. Should the proposed increase not be approved then the total number of shares that may be issued under the Plan from and after March 1, 1995, subject to adjustment under Section VI.B, below may not exceed 690,000.

(85%) of the lower of (i) the Fair Market Value per share on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share on the Semi-Annual Purchase Date on which such Semi-Annual Period of Participation ends. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value of the Common Stock on the start date of that offering period.

                  Payment. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin with the first full payroll period beginning with or immediately following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

                  Number of Purchasable Shares. The number of shares purchasable per Participant for each Semi-Annual Period of Participation during the offering period shall be the number of whole shares obtained by dividing the payroll deductions collected from the Participant during that Semi-Annual Period of Participation by the purchase price in effect for the Participant for such period. No Participant may purchase more than Thirteen Thousand Five Hundred (13,500) shares of Common Stock per Semi-Annual Period of Participation, subject to periodic adjustment under Section VI.B.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

                  Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                        (i) A Participant may, at any time prior to the last five (5) business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made at the time the purchase right is terminated, then the deductions collected with respect to the terminated right shall be refunded as soon as possible.

                       (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before his/her scheduled Entry Date into the new offering period.

                      (iii) If the Participant ceases to remain an Eligible Employee while his/her purchase right remains outstanding, then such purchase right shall immediately terminate, and the payroll deductions collected from such Participant for the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, in the event the Participant's cessation of Eligible Employee status occurs by reason of his/her death or permanent disability, then such individual (or the personal representative of the estate of a deceased Participant) shall have the following election, exercisable at any time prior to the last five (5) business days of the Semi-Annual Period of Participation in which such cessation of Eligible Employee status occurs:

                                    -  to  withdraw  all  of  the  Participant's
         payroll deductions for such Semi-Annual Period of Participation, or

                                    - to have such funds  held for the  purchase
         of shares on the Semi-Annual Purchase Date immediately following such cessation of Eligible Employee status.

                  If a timely election is not made, then the payroll deductions shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

                  Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for the Participant for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock in the next Semi-Annual Period of Participation. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant during the Semi-Annual Period of Participation shall be promptly refunded to the Participant.

                  Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

                  Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

                  A Participant shall be entitled to receive, as soon as practicable after each Semi-Annual Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a designated brokerage account.

                  Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

                  Change in Ownership. Should any of the following transactions (a "Change in Ownership") occur during the offering period:

                        (i) a  merger  or  other  reorganization  in  which  the
         Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

                       (ii) a sale of all or substantially all of the Company's assets in liquidation or dissolution of the Company, or

                      (iii) a reverse merger in which the Company is the surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to person or persons different from those who held the stock immediately prior to such merger, or then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the effective date of such Change in Ownership by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such Change in Ownership occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry

Date into the offering period in which such Change in Ownership occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Ownership. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

                  The Company shall use its best efforts to provide at least ten
(10)-days advance written notice of the occurrence of any such Change in Ownership, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

    VIII.         ACCRUAL LIMITATIONS
                  -------------------

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (I) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the value of such stock on the date or dates such rights are granted the Participant) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                        (i) The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each such installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

                       (ii)  No  right  to  acquire   Common   Stock   under  an
         outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at the rate of Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value on the date or dates such rights are granted) for each calendar year those rights are at any time outstanding.

                      (iii) If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

                  C. In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

      IX.         AMENDMENT AND TERMINATION
                  -------------------------

                  A. The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation. However, the Board may not, without the approval of the Company's stockholders:

                        (i) materially increase the number of shares issuable under the Plan or the maximum number of shares purchasable per Participant during any one Semi-Annual Period of Participation, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

                       (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or

                       (iii)  materially   increase  the  benefits  accruing  to
         Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

                  B. The Company shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Company elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

       X.         DISPOSITION OF SHARES
                  ---------------------

                  A. The Plan Administrator may, in its absolute discretion, impose, as a condition to the issuance of the shares of Common Stock purchased under the Plan, the requirement that each Participant provide the Company with prompt notice of any transfer or other disposition of those shares which is effected within two (2) years after Participant's Entry Date into the offering period in which the shares were purchased or within one year after the Semi-Annual Purchase Date on which those shares were in fact purchased. The Plan Administrator may further require the certificate evidencing such shares to be endorsed with a legend indicating the existence of such notice requirement and impose appropriate stop transfer orders with respect to such certificate in the absence of such notice.
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                  B. The  Company  shall not  record on its books of record  any transfer or other disposition of the shares of Common Stock issued under the Plan which is not effected in compliance with the foregoing notice requirement. Moreover, the Company may impose, as a condition to the recordation of such transfer or disposition, the requirement that the Participant satisfy all Federal, state and local income and employment tax withholding obligations applicable to such transfer or disposition.

      XI.         GENERAL PROVISIONS
                  ------------------

                  A. The Plan became effective on the March 17, 1993 Effective Date.

                  B. The March 1, 1995 restatement incorporated a series of amendments to the Plan authorized by the Board in January, 1995 to effect the following changes to the Plan: (i) allow Eligible Employees to join an offering period on any Semi-Annual Entry Date within that offering period, (ii) prohibit Participants from increasing their rate of payroll deduction under the Plan after their Entry Date into a particular offering period, (iii) obligate Participants to notify the Company of any disqualifying disposition (as defined in Code Section 423) of the shares they acquire under the Plan and (iv) and increase in the number of shares of Common Stock available for issuance over the term of the Plan.

                  C. The Plan shall terminate upon the earlier of (i) the last business day in February 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

                  D. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

                  E. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

                  F. The provisions of the Plan shall be governed by the laws of the State of Arizona without resort to that State's conflict-of-laws rules.
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                                   Schedule A
                                   ----------

                           Companies Participating in
                          Employee Stock Purchase Plan
                               As of April 25, 1997
                               -------------------

                        Microchip Technology Incorporated
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